Exhibit 32

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Rick E Winningham, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Theravance Biopharma, Inc. on Form 10-Q for the three months ended March 31, 2025 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition of Theravance Biopharma, Inc. at the end of the period covered by such Quarterly Report on Form 10-Q and results of operations of Theravance Biopharma, Inc. for the period covered by such Quarterly Report on Form 10-Q.

Date: May 12, 2025	By:	/s/ Rick E Winningham
Rick E Winningham
Chief Executive Officer
(Principal Executive Officer)

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Aziz Sawaf, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Theravance Biopharma, Inc. on Form 10-Q for the three months ended March 31, 2025 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition of Theravance Biopharma, Inc. at the end of the period covered by such Quarterly Report on Form 10-Q and results of operations of Theravance Biopharma, Inc. for the period covered by such Quarterly Report on Form 10-Q.

8
Date: May 12, 2025	By:	/s/ Aziz Sawaf
Aziz Sawaf
Senior Vice President and Chief Financial Officer
(Principal Financial Officer)